SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________

September 27, 2004
(Date of Report (date of earliest event reported))

TAYCO DEVELOPMENTS, INC.
(Exact name of registrant as specified in charter)

New York	2-15966	16-0835557
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Taylor Drive, North Tonawanda, New York	14120-0748
(Address of principal executive offices)	(Zip Code)

                                                                 716-694-1124
                                         (Registrant's telephone number, including area code)

Item 9.01: Financial Statements and Exhibits

(c) Exhibits

(20) Other documents or statements to security holders
(i)	Notice of Annual Meeting of Shareholders
(ii)	Annual Report 2004

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                    TAYCO DEVELOPMENTS, INC.
                                                                                                (registrant)

DATED: September 27, 2004	By: /s/Douglas P. Taylor
Douglas P. Taylor, President
and Chief Executive Officer